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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     --------------------------------

                                 FORM 8-K/A

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                     --------------------------------

                                JUNE 2, 2006
                               Date of Report

                               MARCH 3, 2006
                      Date of Earliest Event Reported

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                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

      DELAWARE                    000-50886                 59-3778427
  (State or other         (Commission File Number)         (IRS Employer
  jurisdiction of                                       Identification No.)
  incorporation or
   organization)
                              909 THIRD AVENUE
                                 SUITE 2863
                          NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

                               (212) 906-8440
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note: This Form 8-K hereby amends and restates and supersedes in its entirety the Form 8-K filed by NTL Incorporated (the "Company") on June 5, 2006.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 3, 2006, the Compensation Committee of the Board of Directors of the Company granted an option to purchase 375,000 shares of Company common stock at an exercise price of $27.26 per share to Malcolm Wall, the Company's Chief Executive Officer, Content Division. This option vested as to 75,000 shares on March 3, 2006 and will vest as to 60,000 shares on each of March 3, 2007, March 3, 2008, March 3, 2009, March 3, 2010 and March 3, 2011.

In addition, on May 26, 2006, Mr. Wall received a grant of 125,000 shares of restricted Company common stock, and Neil R. Smith, the Company's Deputy Chief Financial Officer, received a grant of 37,500 shares of restricted Company common stock. The restrictions on Mr. Wall's shares of Company common stock will lapse in three equal installments subject to continued employment and satisfaction of performance goals with respect to the Company's 2006, 2007 and 2008 fiscal years. The restrictions on Mr. Smith's shares of Company common stock will lapse as to 25,000 shares on April 15, 2008 and as to 12,500 shares on April 15, 2009 subject to continued employment and satisfaction of performance goals.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 30, 2006

                                            NTL INCORPORATED

                                            By: /s/ Bryan H. Hall
                                               ---------------------------
                                               Name:  Bryan H. Hall
                                               Title: Secretary